                                                                    Exhibit 10.9

--------------------------------------------------------------------------------


                          SUBSIDIARY GUARANTY AGREEMENT

                              Dated March 25, 2002

                                      From

                             AEROMET AMERICA, INC.,
                           BALO PRECISION PARTS, INC.,
                        CASHMERE MANUFACTURING CO., INC.,
                             CERAMIC DEVICES, INC.,
                        ELECTRONIC SPECIALTY CORPORATION,
                      NORTHWEST TECHNICAL INDUSTRIES, INC.,
                        PACIFIC COAST TECHNOLOGIES, INC.,
                            PA&E INTERNATIONAL, INC.,
                         SEISMIC SAFETY PRODUCTS, INC.,
                                       and

                    SKAGIT ENGINEERING & MANUFACTURING, INC.,
                         each, as a Subsidiary Guarantor

                                   in favor of

             THE HOLDERS (AS DEFINED IN THE NOTE PURCHASE AGREEMENT
                               REFERRED TO HEREIN)


                                       and

                           FIRST UNION NATIONAL BANK,
                               as Collateral Agent

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                             No.
                                                                                            ----
    SECTION 1.    Definitions................................................................2
    SECTION 2.    Guaranty...................................................................2
    SECTION 3.    Guaranty Absolute..........................................................2
    SECTION 4.    Waivers....................................................................4
    SECTION 5.    Subrogation................................................................4
    SECTION 6.    Payments Free and Clear of Taxes, Etc......................................5
    SECTION 7.    Representations and Warranties.............................................6
    SECTION 8.    Covenants..................................................................7
    SECTION 9.    Amendments, Etc............................................................8
    SECTION 10.    Notices, Etc..............................................................8
    SECTION 11.    Set-off...................................................................8
    SECTION 12.    No Waiver.................................................................8
    SECTION 13.    Continuing Guaranty; Assignments under the Note Purchase
                    Agreement................................................................9
    SECTION 14.    Governing Law; Jurisdiction; Waiver of Jury Trial.........................9
    SECTION 15.    Counterparts.............................................................10
    SECTION 16.    Applicability of Note Purchase Agreement.................................10

    ANNEX I        --     ADDRESSES

               THIS SUBSIDIARY GUARANTY AGREEMENT (this "Agreement"), dated as of March 25, 2002, is made by Aeromet America, Inc., Balo Precision Parts, Inc., Cashmere Manufacturing Co., Inc., Ceramic Devices, Inc., Electronic Specialty Corporation, Northwest Technical Industries, Inc., Pacific Coast Technologies, Inc., PA&E International, Inc., Seismic Safety Products, Inc. and Skagit Engineering & Manufacturing, Inc. (each, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"), in favor of the Holders (as hereinafter defined) party to the Note Purchase Agreement (as hereinafter defined) and First Union National Bank, as collateral agent for the Holders (in such capacity, the "Collateral Agent").

               WHEREAS, Pacific Aerospace & Electronics, Inc., a Washington corporation (the "Company"), the Initial Purchaser (as hereinafter defined) and the Collateral Agent have entered into that certain Note Purchase Agreement (the "Note Purchase Agreement"), dated as of March 19, 2002, pursuant to which, among other things, the Company has agreed to issue and sell, and the Holders have agreed to purchase the Company's 5% Senior Secured Notes due May 1, 2007 (the "Notes");

               WHEREAS, the Subsidiary Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Note Purchase Agreement; and

               WHEREAS, it is a condition to closing the transactions contemplated by the Note Purchase Agreement that the Subsidiary Guarantors execute and deliver this Agreement;

               NOW, THEREFORE, in consideration of the premises and in order to induce the Holders to enter into the Note Purchase Agreement, the Subsidiary Guarantors hereby agree as follows:

               SECTION 1. Definitions.

               Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Note Purchase Agreement.

               SECTION 2. Guaranty.

               Each Subsidiary Guarantor, jointly and severally, hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all of the Obligations now or hereafter existing under the Operative Agreements, whether for principal, interest, fees, expenses or otherwise (such Obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Collateral Agent or the Holders in enforcing any rights under this Agreement. Without limiting the generality of the foregoing, the Subsidiary Guarantors' liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Collateral Agent or the Holders under the Operative Agreements but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Company. This guaranty is an absolute guaranty of payment and performance and not a guaranty of collection.

               SECTION 3. Guaranty Absolute.

               The obligations of the Subsidiary Guarantors under this Agreement are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Subsidiary Guarantors to enforce this Agreement, irrespective of whether any action is brought against the Company or whether the Company is joined in any such action or actions. The liability of the Subsidiary Guarantors under this Agreement shall be absolute and unconditional irrespective of:

               (a) any lack of validity or enforceability of any Operative Agreement or any agreement or instrument relating thereto;

               (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Operative Agreement, including without limitation any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or otherwise;

               (c) any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (d) any manner of sale or other disposition of any assets of the Company or any of its Subsidiaries for all or any of the Guaranteed Obligations;

               (e) any change, restructuring or termination of the corporate structure or existence of the Company or any of its Subsidiaries;

               (f) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Obligations;

               (g) the absence of any attempt to collect any of the Obligations from the Company or any other guarantor or any other action to enforce the same or the election of any remedy by the Holders or the Collateral Agent;

               (h) the election by the Holders or the Collateral Agent in any proceeding under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") of the application of section 1111(b)(2) of the Bankruptcy Code;

               (i) any borrowing or grant of a security interest by the Company, as debtor-in-possession, under section 364 of the Bankruptcy Code;

               (j) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Holders or the Collateral Agent for payment of any of the Obligations; or

               (k) any other circumstance (including without limitation any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, a borrower or a guarantor, other than the indefeasible payment in full of the Obligations.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any Holder upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such payment had not been made.

               SECTION 4. Waivers.

               (a) Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that the Collateral Agent, any Holder or any other Person protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Company or any other Person.

               (b) Each Subsidiary Guarantor hereby waives any right to revoke this Agreement and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

               (c) Each Subsidiary Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Operative Agreements and that the waivers set forth in this
Section 4 are knowingly made in contemplation of such benefits.

               (d) Each Subsidiary Guarantor agrees that if, after the occurrence and during the continuance of an Event of Default, the Holders or the Collateral Agent are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, the Subsidiary Guarantors agree to pay to the Collateral Agent for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Holders or the Collateral Agent.

               SECTION 5. Subrogation.

               Until all amounts owed to the Holders with respect to the Guaranteed Obligations are paid in full, none of the Subsidiary Guarantors will exercise any rights that any of them may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of the Subsidiary Guarantors' obligations under this Agreement or any other Operative Agreement, including without limitation any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent or any Holder against the Company, whether or not such claim, remedy or right arises at equity or under contract, statute or common law, including without limitation the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right except as specifically otherwise provided in the Operative Agreements. If any amount shall be paid to any Subsidiary Guarantor in violation of the preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Agreement, such amount shall be held in trust for the benefit of the Collateral

Agent and the Holders and shall forthwith be paid to the Collateral Agent to be credited and applied to any unsatisfied Guaranteed Obligations and all other amounts payable under this Agreement, whether matured or unmatured, in accordance with the terms of the Operative Agreements, or to be held as collateral for any unsatisfied Guaranteed Obligations or other amounts payable under this Agreement thereafter arising. If (i) the Subsidiary Guarantors shall make payment to the Collateral Agent or any other Holder of all or any part of the Guaranteed Obligations and (ii) all of the Guaranteed Obligations and all other amounts payable under this Agreement shall be paid in full in cash, the Collateral Agent and the Holders will, at the Subsidiary Guarantors' request and expense, execute and deliver to the Subsidiary Guarantors appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Subsidiary Guarantors of an interest in the Guaranteed Obligations resulting from such payment by the Subsidiary Guarantors.

               SECTION 6. Payments Free and Clear of Taxes, Etc.

               (a) Any and all payments made by the Subsidiary Guarantors hereunder shall be made in accordance with Section 2.4 of the Note Purchase Agreement, free and clear of and without deduction for any and all present or future Taxes, excluding Taxes measured by a Holder's net income and franchise taxes imposed on it by the jurisdiction under the laws of which such Holder is organized or is required to be qualified to do business or any political subdivision of either of the foregoing. If any of the Subsidiary Guarantors shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Holder or the Collateral Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions, such Holder or the Collateral Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made,
(ii) such Subsidiary Guarantor shall make such deductions and (iii) such Subsidiary Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

               (b) Each Subsidiary Guarantor will indemnify each Holder and the Collateral Agent for the full amount of Taxes (including without limitation any Taxes imposed by any jurisdiction on amounts payable under Section 2.4 of the Note Purchase Agreement) paid by such Holder or the Collateral Agent (as the case may be) in connection with any amounts received by such Person hereunder and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. This indemnification shall be made within 30 days from the date such Holder or the Collateral Agent (as the case may be) makes written demand therefor. A certificate as to the amount of such payment or liability delivered to the Company by a Holder, or by the Collateral Agent on behalf of a Holder, shall be conclusive absent manifest error.

               (c) Within 45 days after the date of any payment of Taxes, the applicable Subsidiary Guarantor will furnish to the Collateral Agent, at its address referred to in the Note Purchase Agreement, appropriate evidence of payment thereof. If no Taxes are payable in respect of any payment hereunder by any Subsidiary Guarantor through an account or branch outside the United States or on behalf of any Subsidiary Guarantor by a payor that is not a United States person, such Subsidiary Guarantor will furnish, or will cause such payor to furnish, to the Collateral Agent a certificate from each appropriate taxing authority or authorities, or an opinion of counsel reasonably acceptable to the Collateral Agent, in either case stating that such payment is exempt from or not subject to Taxes.

               (d) Without prejudice to the survival of any other agreement of the Subsidiary Guarantors hereunder, the agreements and obligations of the Subsidiary Guarantors contained in this Section 6 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement.

               SECTION 7. Representations and Warranties.

               Each Subsidiary Guarantor hereby represents and warrants as follows:

               (a) Corporate Existence. It: (i) is a corporation duly formed, validly existing and in good standing under the laws of the state of its incorporation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary, to own its assets and carry on its business as now being or as proposed to be conducted; (iii) is qualified to do or transact business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would reasonably be expected to have a Material Adverse Effect.

               (b) Authority; Execution; Contravention. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated and compliance with the terms and provisions hereof (i) are within its powers, (ii) have been duly authorized by all necessary action, (iii) require no action by or in respect of, or filing with, and Governmental Authority, (iv) and do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or the charter or bylaws or equivalent documents of such Subsidiary Guarantor (collectively, the "Charter Documents"), and (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract, lease, instrument or other commitment to which it is a party or by which its assets are bound which could reasonably be expected to have a Material Adverse Effect other than the Old Notes Indenture and the Old Notes.

               (c) Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for the due execution, delivery and performance by such Subsidiary Guarantor of this Agreement.

               (d) Enforceability. This Agreement is the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting the rights and remedies of creditors and by general equitable principles, regardless of whether such enforceability is considered in a proceeding in equity or law.

               (e) Litigation. There is no pending or, to the best of its knowledge, threatened action or proceeding affecting such Subsidiary Guarantor before any court, governmental agency or arbitrator which may materially adversely affect the financial condition or operations of such Subsidiary Guarantor or which purports to affect the legality, validity or enforceability of this

Agreement, except for the litigation matters described on Schedule 5.5 of the Note Purchase Agreement.

               (f) Reliance. Such Subsidiary Guarantor has, independently and without reliance upon the Collateral Agent or any Holder and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement.

               SECTION 8. Covenants.

               Each Subsidiary Guarantor shall, so long as any Guaranteed Obligation is outstanding:

               (a) Provide to the Collateral Agent notice in writing of any event, act or condition which has, or, upon the passing of time, the giving of notice or both, could reasonably be expected to have, a Material Adverse Effect promptly upon, and in any event within 5 Business Days after, such Subsidiary Guarantor becoming aware of any such event, act or condition;

               (b) Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all requirements of applicable law shall be made of all dealings and transactions in relation to its business and activities. Such Subsidiary Guarantor shall permit officers and designated representatives of the Collateral Agent and each of the Holders to examine the books and records of such Subsidiary Guarantor, and discuss the affairs, finances and accounts of such Subsidiary Guarantor with, and be advised as to the same by, its and their officers, all upon reasonable notice and at such reasonable times as the Collateral Agent and the Holders may desire;

               (c) Do or cause to be done, all things necessary to preserve and keep in full force and effect its existence as a corporation in good standing in the state of its corporation and its qualification to do business as a foreign corporation in each other jurisdiction where such qualification is necessary except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect; provided that each such Subsidiary Guarantor may dissolve or liquidate and complete Asset Dispositions in accordance with the terms and conditions of the Note Purchase Agreement.

               (d) Submit or cause to be submitted when due all returns and declarations required to be filed in respect of, and pay when required by any applicable Governmental Authority, all Taxes and all charges, betterments, or other assessments relating to its business, and all other lawful governmental and non-governmental claims, except to the extent any of the same are subject to a contest, or the failure to submit or pay the same could not reasonably be expected to have a Material Adverse Effect;

               (e) Execute, deliver, and perform its obligations under this Agreement in compliance with all applicable laws; and

               (f) Perform all of its obligations under the terms of each agreement or instrument by which it or any of its properties is bound or to which it is a party, where any failure to perform such obligations could reasonably be expected to result in a Material Adverse Effect.

               SECTION 9. Amendments, Etc.

               No amendment or waiver of any provision of this Agreement and no consent to any departure by the Subsidiary Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent and the Required Holders and, with respect to any amendment of this Agreement, the Subsidiary Guarantors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no amendment, waiver or consent shall, unless in writing and signed by all the Holders, (a) limit, assign or transfer the liability of the Subsidiary Guarantors hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Holders required to take any action hereunder.

               SECTION 10. Notices, Etc.

               All notices and other communications hereunder shall be given (in the manner specified in the Note Purchase Agreement) to the parties hereto at their respective addresses specified in the Note Purchase Agreement (or, if any party hereto is not a party to the Note Purchase Agreement, at its address set forth on Annex I hereto.

               SECTION 11. Set-off.

               Upon the occurrence and during the continuance of any Event of Default, each of the Holders and the Collateral Agent is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Holder or Collateral Agent to or for the credit or the account of any of the Subsidiary Guarantors against any and all of the obligations of any such Subsidiary Guarantor now or hereafter existing under this Agreement, irrespective of whether or not such Holder or the Collateral Agent shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. Each of the Holders and the Collateral Agent agrees promptly to notify the applicable Subsidiary Guarantor after any such set-off and application made by it; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Holder and the Collateral Agent under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Holder or Collateral Agent may have.

               SECTION 12. No Waiver.

               No failure on the part of the Collateral Agent or any Holder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

               SECTION 13. Continuing Guaranty; Assignments under the Note Purchase Agreement.

               This Agreement is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement, (b) be binding upon such Subsidiary Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Holders, the Collateral Agent and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Holder may assign or otherwise transfer all or any portion of its rights and obligations under the Note Purchase Agreement and the other Operative Agreements in accordance with the terms thereof to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Holder herein or otherwise, in each case as provided in Section 13 of the Note Purchase Agreement and in compliance with applicable law.

               SECTION 14. Governing Law; Jurisdiction; Waiver of Jury Trial.

               (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

               (b) Each Subsidiary Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any such court, in any action or proceeding arising out of or relating to this Agreement or any of the other Operative Agreements to which it is or is to be a party, or for recognition or enforcement of any judgment, and each Subsidiary Guarantor hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each Subsidiary Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Operative Agreements to which it is or is to be a party in the courts of any jurisdiction.

               (c) Each Subsidiary Guarantor irrevocably and unconditionally waives, to the fullest extent it may legally do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Operative Agreements to which it is or is to be a party in any New York State or federal court. Each Subsidiary Guarantor hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

               (d) Each Subsidiary Guarantor hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising our of or relating to any of the Operative Agreements, the transactions contemplated thereby or the actions of the Collateral Agent or any Holder in the negotiation, administration, performance or enforcement thereof.

               SECTION 15. Counterparts.

               This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

               SECTION 16. Applicability of Note Purchase Agreement.

               In amplification of, and notwithstanding any other provisions of this Agreement, in connection with its obligations hereunder, the Collateral Agent has all of the rights, powers, privileges, exculpations, protections and indemnities as are provided for or referred to in the Note Purchase Agreement.


                               [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            AEROMET AMERICA, INC.


                                            By: /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            BALO PRECISION PARTS, INC.


                                            By: /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            CASHMERE MANUFACTURING CO., INC.


                                            By: /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            CERAMIC DEVICES, INC.


                                            By: /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            ELECTRONIC SPECIALTY CORPORATION


                                            By: /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            NORTHWEST TECHNICAL INDUSTRIES, INC.


                                            By:  /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            PACIFIC COAST TECHNOLOGIES, INC.


                                            By:  /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            SEISMIC SAFETY PRODUCTS, INC.


                                            By:  /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: Executive Vice President

                                            PA&E INTERNATIONAL, INC.


                                            By:  /s/ Donald A. Wright
                                               ---------------------------------
                                            Name: Donald A. Wright
                                            Title: President

                                            FIRST UNION NATIONAL BANK,
                                            in its capacity as Collateral Agent
                                            for the Holders



                                            By:  /s/ Paul Thompson
                                               ---------------------------------
                                            Name: Paul Thompson
                                            Title: Vice President

                                                                         ANNEX I

                     ADDRESSES OF THE SUBSIDIARY GUARANTORS

Notices to each of the Subsidiary Guarantors may be sent c/o Pacific Aerospace & Electronics, Inc., 430 Olds Station Road, Wenatchee, Washington 98801, to the attention of the President or the Chief Financial Officer, Telephone No.: (509) 667-9600, Facsimile No.: (509) 667-9696.